UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 28, 2008

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

1-14791 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Nelson Skalbania, Chief Executive Officer

145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2

(Address of principal executive offices)

(604) 669-4771
(Registrant's telephone number, including area code)

2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

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Release and Settlement Agreement

On February 22, 2008 Solar Energy Limited (the “Company”), in concurrence with its wholly owned subsidiary D2Fusion, Inc. (“D2Fusion”), entered into a Settlement and Release Agreement with Russ George, Planktos Corp. (“Planktos”) and Nelson Skalbania for the purposes of separating the services and know how of Russ George, from each of Planktos, D2Fusion and Solar (the “Agreement”).

Planktos is a majority owned subsidiary of the Company while D2Fusion is a wholly owned subsidiary of the Company. Russ George was formerly the sole executive officer and a director of the Planktos and an officer and director of D2Fusion and Planktos, Inc. a wholly owned subsidiary of Planktos. Nelson Skalbania is the chief executive officer and a director of the Company.

The Agreement provides that Russ George resign his positions as Planktos’ chief executive officer, chief financial officer and principal accounting officer, resign as an officer and director of D2Fusion and return for cancellation three million five hundred thousand (3,500,000) shares of the Company’s stock that were issued to for his ownership interest in Planktos, Inc. and D2Fusion in exchange for a return to him of the proprietary know-how associated with the ocean fertilization concept and the cold fusion concept. Parties to the Agreement further agreed to forego any possible claims against each other and to cooperate in resolving outstanding issues associated with the Company’s business.

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(a)        Effective January 28, 2008, the Company’s board of directors accepted the resignation of Toby Thatcher from the board of directors.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

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(d)	The following exhibits are included as part of this report:

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION

10	Attached	Release and Settlement Agreement

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited	Date

By: /s/ Nelson Skalbania	March 19, 2008

Name: Nelson Skalbania

Title:	Chief Executive Officer